SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                   May 7, 2003

                           Newmont Mining Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
                                    ---------
                            (Commission File Number)

                                   84-1611629
                                   ----------
                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
                   -------------------------------------------
               (Address of principal executive offices) (zip code)

                          (303) 863-7414 (Registrant's
                          ----------------------------
                     telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) None.

(b) None.

(c) Exhibits

    Exhibit No.             Description

    Exhibit No. 99.1        Press Release dated May 7, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

      On May 7, 2003, Newmont Mining Corporation, a Delaware corporation, issued a press release announcing its results for the first quarter March 31, 2003. The full text of the press release, attached as Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         By:  /s/ Britt D. Banks
                                              ----------------------------------
                                         Name:  Britt D. Banks
                                         Title: Vice President, General Counsel
                                                  and Secretary

Dated:  May 7, 2003

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                                  EXHIBIT INDEX

Exhibit Number        Description of Exhibits

99.1                  Press Release dated May 7, 2003